Summary prospectus

Macquarie ETF Trust

Macquarie Focused Emerging Markets Equity ETF	EMEQ
The Nasdaq Stock Market, LLC

July 29, 2025

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at etf.macquarie.com. You can also get this information at no cost by calling 844-469-9911. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2025 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus

Macquarie Focused Emerging Markets Equity ETF

What is the Fund’s investment objective?

Macquarie Focused Emerging Markets Equity ETF seeks to provide long-term capital appreciation.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses	None
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[2]	0.86%

[1]	Acquired fund fees and expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

[2]	The total annual Fund operating expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from September 4, 2024 (commencement of Fund operations) to March 31, 2025, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Summary prospectus

What are the Fund’s principal investment strategies?

Under normal circumstances, the Macquarie Focused Emerging Markets Equity ETF will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of emerging markets issuers. The Fund is non-diversified, meaning that it may invest a significant portion of its assets in a limited number of issuers.

The Fund invests primarily in a broad range of equity securities of companies located in emerging market countries and may invest in companies of any size. The Fund defines emerging market countries to include those currently considered to be developing by the World Bank, the United Nations, or the countries’ governments. These countries are typically located in the Asia-Pacific region, Eastern Europe, the Middle East, Central America, South America and Africa. The Fund will primarily invest in countries included in the MSCI Emerging Markets Index. The Fund may invest significantly in the Asia-Pacific region, which consists of Hong Kong, the People’s Republic of China, Republic of Korea, Taiwan, and India, among other countries.

Although the Fund invests primarily in companies from countries considered to be emerging markets, the Fund may also invest in companies that are not in emerging countries: (1) if the Fund’s investment manager, Delaware Management Company (“Manager”) believes that the performance of a company or its industry will be influenced by opportunities in the emerging markets; (2) to maintain exposure to industry segments where the Manager believes there are not satisfactory investment opportunities in emerging countries; and (3) if the Manager believes there is the potential for significant benefit to the Fund.

The Manager’s investment process revolves around identifying durable companies trading at discounts to their intrinsic value through a bottom-up, fundamental analysis of individual companies. The Manager views durability of a company through two lenses: (1) competition, which includes understanding what drives a company’s competitiveness, the quality and uniqueness of its key assets, and how the company compares to its industry peers globally; and (2) evolution, which looks at how the company is positioned and what factors may change in the future that could present opportunities and risks for the company. Combining these two approaches, the Manager seeks to identify companies that it believes are competitively well-placed to capture long-term growth opportunities, while demonstrating resilience during challenging economic and market cycles. The Manager’s assessment of individual companies may result in the Fund investing over 25% of its total assets in the securities of issuers located in the same country or sector (typically, the information technology and/or the financials sector).

The Manager assesses the intrinsic value of a company through a variety of valuation methods which may include discounted cash flow, replacement cost (the estimate of present day cost of replaying a company’s asset with similar ones at the existing market price), private market transaction (the value at which someone would pay in an arms-length transaction to purchase a business), and multiples analysis, which is the comparison of financial ratios of market value to various operating metrics in comparison to other publicly traded companies. The Manager also performs scenario analysis, where it estimates changes in the value of a company based on various changing scenarios, to assess a company’s upside and downside potential.

From time to time, the Fund may invest a significant amount of its assets in a particular country, such as the People’s Republic of China (“China”). The Fund may invest in A Shares of companies incorporated in China (“China A Shares”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Quantitative support from MIMGL may include portfolio analytics and research and other quantitative analysis relating to the Fund’s holdings and investment strategy.

The Fund’s 80% policy is non-fundamental and may be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Summary prospectus

What are the principal risks of investing in the Fund?

Investing in any exchange-traded fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Unlike many ETFs, the Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards or auditing and financial recordkeeping standards. Information about non-U.S. companies may be unreliable or outdated, the Manager’s reliance on such data may affect the Fund’s performance, and the rights and remedies associated with investments in a fund that invests significantly in foreign securities may be different than those with a fund that invests in domestic securities.

The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

ETF risk — The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Secondary market trading risk” and “Shares may trade at prices other than NAV risk.”

•	Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

•	Secondary market trading risk — Although the Fund’s shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in the Fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process or affect the price at which shares trade in the secondary market.

Summary prospectus

•	Shares may trade at prices other than NAV risk — As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the Fund’s holdings. As a result, although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of the Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as the infrastructure industry) will decline because of changing expectations for the performance of that industry or sector.

Information technology sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the information technology and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Financials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the financials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries. Adverse events in any one country within the Asia-Pacific region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties. Chinese-based operating companies sometimes rely on variable interest entity (VIE) structures (typically offshore entities that enter into contractual arrangements with the China-based company) to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. Under a VIE structure, the Fund will own shares of the offshore entity and typically have little or no ability to influence the China-based operating company through proxy voting or other means because it is not an owner or shareholder of the China-based operating company. There is no guarantee that the Chinese government or a Chinese regulator will not otherwise interfere with the operation of VIE structures, which could adversely affect the Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Chinese operating company and the value of the offshore entity’s shares.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Non-diversification risk — A non-diversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be

Summary prospectus

diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

New fund risk — The Fund is a newly organized, non-diversified management investment company with limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees of the Trust (the “Board) may determine to liquidate the Fund.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Macquarie Focused Emerging Markets Equity ETF performed?

The Fund does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at etf.macquarie.com or by calling 844-469-9911.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Liu-Er Chen, CFA	Managing Director, Head of Emerging Markets Equity	Since inception (September 2024)

Sub-Advisor

Macquarie Investment Management Global Limited (MIMGL)

On April 21, 2025, Macquarie Group Limited, the parent company of the Manager, a series of Macquarie Investment Management Business Trust (MIMBT), together with certain of its affiliates, and Nomura Holding America Inc. (Nomura), announced that they had entered into an agreement for Nomura to acquire the US and European public investments asset management business of Macquarie Asset Management. The transaction is subject to customary closing conditions, including the receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is expected to close on or about October 31, 2025.

Purchase and redemption of Fund shares

The Fund is an ETF. As an ETF, only APs may engage in creation or redemption transactions directly with the Fund. The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to APs who have entered into agreements with the Fund’s distributor, Foreside Financial Services, LLC. The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and/or an amount of cash) that the Fund specifies each day. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at etf.macquarie.com.

Summary prospectus

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-EMEQ